UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2007

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	000-51868	33-0827161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street, Suite 400

Irvine, CA 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Sale of 3170-3190 MacArthur Boulevard

On April 16, 2007, we sold our property located at 3170-3190 MacArthur Boulevard, Northbrook, Illinois, commonly known as “ Sky Harbor Business Park”, for $3.2 million to Lizzadro Properties, Inc., an unaffiliated party.  The gross sale price exceeds our original purchase price for the property. We met our business plan objectives of leasing up the asset, and management believes the current market dynamics offer the best opportunity to maximize value for our investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

	By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
Its Managing Member

		By:	CORNERSTONE VENTURES, INC.
Its Manager

			By:	/s/ Terry G. Roussel
Terry G. Roussel, President

Dated: April 19, 2007